UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 24, 2008
Federal Home Loan Bank of Des Moines
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Skywalk Level , 801 Walnut Street —
Suite 200, Des Moines, Iowa		50309

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 515-281-1000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 8.01 Other Events
On November 24, 2008, the Federal Home Loan Bank of Des Moines (the “Bank”) mailed a letter to its members to provide information on a number of topics, including planned revisions to the Bank’s collateral maintenance levels, changes to the Bank’s Member Products Policy, and the Bank’s use of internal credit ratings in the member underwriting process. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the letter, which is incorporated herein by reference.
On November 25, 2008, the Bank hosted an online presentation for the Independent Community Bankers of Minnesota concerning the Bank’s credit and collateral standards and related monitoring practices. Attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of the presentation, which is incorporated herein by reference.
The information being furnished pursuant to Item 8.01 of this Current Report on Form 8-K and contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Letter to Bank members dated November 24, 2008

99.2	Presentation to the Independent Community Bankers of Minnesota on November 25, 2008
The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” These statements involve known and unknown risks, uncertainties, and other factors, many of which may be beyond the Bank’s control and which may cause the Bank’s actual results, performance, or achievements to be materially different from future results, performance, or achievements expressed or implied by the forward-looking statements.
The forward-looking statements may not be realized due to a variety of factors, including, without limitation: legislative and regulatory actions or changes; future economic and market conditions; changes in demand for advances or consolidated obligations of the Bank and/or the FHLBank System; changes in interest rates; political, national and world events; and adverse developments or events affecting or involving other Federal Home Loan Banks, GSEs or the FHLBank System in general. Additional factors that might cause the Bank’s results to differ from these forward-looking statements are provided in detail in the Bank’s filings with the Securities and Exchange Commission, which are available at www.sec.gov.
All written or oral statements that are made by or are attributable to the Bank are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Bank has no obligation and does not undertake publicly to update, revise, or correct any of the forward-looking statements after the date of this current report, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines
November 25, 2008	By:	Michael L. Wilson
		Name:	Michael L. Wilson
		Title:	Executive Vice President and Chief Business Officer

Exhibit Index

Exhibit No.	Description

99.1	Letter to Members

99.2	Presentation